THE FIRST AMERICAN CORPORATION REPORTS
                  OPERATING RESULTS FOR THE SECOND QUARTER 2002
                      -Results Exceed Consensus Estimates-

SANTA ANA, Calif., July 25, 2002 - The First American Corporation (NYSE: FAF), the nation's leading, diversified provider of business information and related products and services, announced today operating results for the second quarter ended June 30, 2002.

     Net income for the second quarter of 2002 was $40.1 million, or 51 cents per diluted share, which includes a previously announced $13.6 million pretax investment loss relating to the write down of WorldCom bonds. This item totaled $8.1 million on an after-tax basis, or 10 cents per diluted share. Excluding this investment loss, net income for the second quarter was $48.1 million, or 61 cents per diluted share, which compares with net income of $54.5 million, or 75 cents per diluted share, for the second quarter of 2001. Revenues for the second quarter of 2002 were $1.09 billion, representing an increase of 18 percent when compared with revenues of $928.0 million for the same period last year.

     Net income for the first six months of 2002, excluding the investment losses noted above, was $92.3 million, or $1.17 per diluted share. This compares with net income of $75.4 million, or $1.03 per diluted share, for the first six months of 2001, which excludes a previously announced $3.6 million, or 3 cents per diluted share, pretax charge relating to the company's exit of the lender-placed homeowner's insurance business. Revenues for the first half of 2002 totaled $2.14 billion, an increase of 26 percent when compared with revenues of $1.69 billion for the first half of 2001.

     "We are pleased with our operating results for the second quarter, as business continues to be very good for First American, particularly in the residential resale markets," stated Parker S. Kennedy, president of The First American Corporation. "Refinance-related orders during the quarter declined from record-setting levels in the prior year, but were still above normal levels. In recent weeks, our real estate-related businesses experienced a significant increase in refi orders, prompted by a further decline in mortgage interest rates. This activity bodes well for our second-half results.


                                     -more-



     "We continue to be on track with our technology initiative of streamlining the title production process through our FAST Transaction System. Although expensive to implement in the short term, this automation process will significantly improve margins in the long run, which should result in a higher valuation for First American in the years to come."

About The First American Corporation

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's leading, diversified provider of business information, the company supplies businesses and consumers with the information resources that affect the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $3.75 billion in 2001, First American has more than 22,500 employees in approximately 1,300 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.


     Certain statements made in this press release, including those relating to second-half results and the effects of technology solutions are forward-looking. Risks and uncertainties exist which may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; legal proceedings commenced by the California attorney general and related litigation; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2001, filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.




                                    - more -

                              Summary of Earnings






                                                             For the Three Months Ended                 For the Six Months Ended
                                                                      June 30                                     June 30
                                                       ----------------------------------------------------------------------------
                                                             2002               2001               2002              2001
                                                       ----------------------------------------------------------------------------


Revenues                                                $ 1,092,420,000     $ 928,042,000    $ 2,135,401,000    $ 1,694,783,000
Income before income taxes and minority interests       $    80,054,000     $ 106,332,000    $   168,613,000    $   145,530,000
Income taxes                                            $    26,300,000     $  39,200,000    $    57,300,000    $    52,700,000
Minority interests                                      $    13,633,000     $  12,615,000    $    27,117,000    $    19,537,000
Net income                                              $    40,121,000     $  54,517,000    $    84,196,000    $    73,293,000
Net income per share:
     Basic                                                         $.56              $.83              $1.19              $1.13
     Diluted                                                       $.51              $.75              $1.07              $1.00
Weighted average shares outstanding:
     Basic                                                   71,454,000        65,621,000         70,725,000         64,983,000
     Diluted                                                 82,672,000        74,960,000         81,829,000         75,167,000







                                            Summary Title Insurance Order Counts
                                                    From Direct Operations

                                                                                                 For the Three Months Ended
                                                                                                          June 30
                                                                                  ------------------------------------------------
                                                                                      2002                            2001
                                                                                   ------------------------------------------------

Title orders opened:
     April                                                                                 159,900                       156,800
     May                                                                                   162,400                       160,000
     June                                                                                  155,200                       145,900
                                                                               --------------------             -----------------
          Second quarter total                                                             477,500                       462,700
                                                                               ====================             =================

Title orders closed:
     April                                                                                 136,400                       113,900
     May                                                                                   130,000                       123,900
     June                                                                                  115,100                       122,200
                                                                               -------------------             -----------------
          Second quarter total                                                             381,500                       360,000
                                                                               ====================             =================



                                            Summary Balance Sheet Information


                                                                                          June 30               December 31
                                                                                --------------------------------------------------
                                                                                             2002                   2001
                                                                                --------------------------------------------------

Total stockholders' equity                                                          $1,222,081,000            $1,104,452,000
Book value per share                                                                        $17.08                    $16.08


                       (Additional Financial Data Follows)

                                    - more -


The First American Corporation Reports Operating Results for the Second Quarter 2002 Page 4-4-4
                                                       Selected Financial Data
                                                            (Unaudited)


                                         For the Three Months Ended                            For the Six Months Ended
                                                  June 30                                              June 30
                                 ---------------------------------------------    ---------------------------------------------
                                      2002                   2001                             2002                      2001
                                 ---------------------------------------------    ---------------------------------------------
RESULTS OF OPERATIONS
Revenues

  Operating revenues               $  1,085,471,000          $  908,009,000            $  2,109,590,000         $  1,658,193,000
  Investment and other income             6,949,000              20,033,000                  25,811,000               36,590,000
                             ---------------------- -----------------------       ---------------------- -----------------------
                                      1,092,420,000             928,042,000               2,135,401,000            1,694,783,000
                             ---------------------- -----------------------       ---------------------- -----------------------
Expenses
  Salaries and other
    personnel costs                     363,918,000             311,396,000                 709,243,000              586,215,000
  Premiums retained by agents           308,839,000             216,415,000                 593,133,000              405,822,000
  Other operating expenses              244,719,000             214,431,000                 482,856,000              405,519,000
  Provision for title losses
    and other claims                     52,697,000              40,525,000                  99,796,000               77,015,000
  Depreciation and
    amortization                         25,084,000              25,672,000                  49,232,000               50,105,000
  Premium taxes                           8,393,000               5,704,000                  15,592,000               10,712,000
  Interest                                8,716,000               7,567,000                  16,936,000               13,865,000
                               ---------------------- -----------------------     ---------------------- -----------------------
                                      1,012,366,000             821,710,000               1,966,788,000            1,549,253,000
                               ---------------------- -----------------------     ---------------------- -----------------------
Income before income taxes
and minority interests           $     80,054,000         $     106,332,000          $      168,613,000          $   145,530,000
                               ====================== =======================     ====================== =======================

OPERATING REVENUES

Financial Services
 Title Insurance and Services:
  Direct operations              $    419,603,000         $    386,102,000          $      806,777,000           $   675,373,000
  Agency operations                   378,622,000              267,183,000                 735,419,000               501,437,000
                               ---------------------- -----------------------     ---------------------- -----------------------
                                      798,225,000              653,285,000               1,542,196,000             1,176,810,000
 Specialty Insurance                   33,580,000               28,337,000                  62,892,000                55,092,000
 Trust and Other Service               11,538,000                9,892,000                  22,694,000                18,886,000
                               ---------------------- -----------------------     ---------------------- -----------------------
                                      843,343,000              691,514,000               1,627,782,000             1,250,788,000
                               ---------------------- -----------------------     ---------------------- -----------------------
Information Technology
  Mortgage Information               108,530,000               105,094,000                 216,660,000               190,735,000
  Property Information                57,453,000                51,771,000                 112,563,000               102,272,000
  Credit Information                  50,548,000                48,627,000                 103,547,000                93,135,000
  Screening Information               25,597,000                11,003,000                  49,038,000                21,263,000
                               ---------------------- -----------------------     ---------------------- -----------------------
                                     242,128,000               216,495,000                 481,808,000               407,405,000
                               ---------------------- -----------------------     ---------------------- -----------------------
Total operating revenues        $  1,085,471,000          $    908,009,000          $    2,109,590,000           $ 1,658,193,000
                               ====================== =======================     ====================== =======================

INCOME BEFORE INCOME TAXES
  AND MINORITY INTERESTS
Financial Services
  Title Insurance and Services  $     50,110,000          $     63,295,000          $       89,762,000           $    82,161,000
  Specialty Insurance                  6,159,000                 3,605,000                  11,841,000                 3,117,000
  Trust and Other Services             4,587,000                 2,855,000                   8,812,000                 5,002,000
                               ---------------------- -----------------------     ---------------------- -----------------------
                                      60,856,000                69,755,000                 110,415,000                90,280,000
Information Technology
  Mortgage Information                29,551,000                34,214,000                  61,057,000                51,723,000
  Property Information                15,021,000                 9,573,000                  26,665,000                16,312,000
  Credit Information                   7,231,000                 8,361,000                  19,884,000                14,622,000
  Screening Information                1,966,000                   305,000                   2,748,000                   140,000
                               ---------------------- -----------------------     ---------------------- -----------------------
                                      53,769,000                52,453,000                 110,354,000                82,797,000
                               ---------------------- -----------------------     ---------------------- -----------------------
Total before corporate
  expenses and
  minority interest                  114,625,000               122,208,000                 220,769,000               173,077,000
Corporate expense                     34,571,000                15,876,000                  52,156,000                27,547,000
Income before income taxes      ---------------------- -----------------------     ---------------------- -----------------------
  and minority interests        $     80,054,000          $    106,332,000          $      168,613,000           $   145,530,000
                                ====================== =======================     ====================== =======================
                                                                                # # #
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